UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 22, 2026
Dream Finders Homes, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-39916	85-2983036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14701 Philips Highway, Suite 300 Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (904) 644-7670
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DFH	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
As previously disclosed in a Current Report on Form 8-K, on October 20, 2026, Dream Finders Homes, Inc., a Texas corporation (the “Company”), completed its previously announced acquisition (the “Transaction”) of Beazer Homes USA, Inc., a Delaware corporation (“Beazer”), pursuant to the Agreement and Plan of Merger, dated as of August 6, 2026. Following the consummation of the Transaction, Beazer became a wholly owned subsidiary of the Company.
On October 22, 2026, the Company announced that it is commencing private exchange offers (the “Exchange Offer”) and related consent solicitations (the “Consent Solicitation”) with respect to Beazer’s outstanding 7.500% Senior Notes due 2031 (the “2031 Beazer Notes”) and 8.000% Senior Notes due 2032 (the “2032 Beazer Notes” and, together with the 2031 Beazer Notes, the “Beazer Notes”).
Pursuant to the terms and conditions set forth in an exchange and consent solicitation statement dated October 22, 2026 (the “Offering Memorandum”), the Company is offering to issue new notes of the Company (collectively, the “Dream Finders Notes”) in exchange for any and all of the $250 million aggregate principal amount of outstanding 2031 Beazer Notes and the $400 million aggregate principal amount of outstanding 2032 Beazer Notes held by holders eligible to participate in the Exchange Offer (the “Eligible Holders”). In connection with the Exchange Offer, the Company is soliciting consents from the Eligible Holders to certain proposed amendments to the Beazer Notes and the related indentures under which they were issued to eliminate substantially all of the restrictive covenants and events of default thereunder.
The Exchange Offer and the Consent Solicitation are being made pursuant to the Offering Memorandum, copies of which will be made available to Eligible Holders. The Company’s obligation to accept and exchange the Beazer Notes validly tendered pursuant to the Exchange Offer is subject to certain conditions as set forth in the Offering Memorandum.
A copy of the press release issued by the Company is attached as Exhibit 99.1 hereto and is incorporated by reference herein.
The Dream Finders Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction, and are being offered for exchange only to persons reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and outside the United States to persons other than U.S. persons (as defined in Rule 902 under the Securities Act) in reliance upon Regulation S under the Securities Act. This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities, and there will be no sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements
Statements contained in this Current Report on Form 8-K may contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act, Section 27A of the Securities Act and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, that are based on management’s current outlook, expectations, estimates and projections. Words such as “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “outlook,” “plans,” “positions,” “potential,” “predicts,” “project,” “prospects,” “pursue,” “seek,” “should,” “target,” “will,” “would” and variations of such words and similar expressions are intended to identify such forward-looking statements. All forward-looking statements are based on assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances. Forward-looking statements are not guarantees of performance and the Company’s actual results may differ materially from those expressed, projected or implied in or by the forward-looking statements. You should not place undue reliance on these forward-looking statements. Forward-looking statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results to differ materially from those expressed, projected or implied in or by the forward-looking statements. These risks, uncertainties and assumptions are discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and other filings with the SEC. In addition to factors previously disclosed in the Company’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements and historical performance: the Company’s ability to complete the Exchange Offer and the Consent Solicitation on the anticipated terms and timing, or at all, including the satisfaction of the conditions thereto and the receipt of the requisite consents necessary to adopt the proposed amendments; the outcome of any legal proceedings relating to the acquisition that may be instituted against the Company or Beazer; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the acquisition; the Company’s ability to complete the integration of Beazer successfully or fully realize cost savings and other benefits and other consequences associated with mergers, acquisitions and divestitures; the level of indebtedness incurred in connection with the acquisition of Beazer and the Company’s ability to reduce leverage within anticipated timeframes or to access capital on acceptable terms; the effects of the completion of the acquisition on the market price of the Company’s common stock, credit ratings or operating results; and the potential impact of the acquisition on relationships, including with employees, customers and competitors. The Company undertakes no obligation to update or revise any forward-looking statement except as may be required by applicable law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
99.1	Press Release of Dream Finders Homes, Inc., dated October 22 2026.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREAM FINDERS HOMES, INC.

Date: October 22, 2026	By:	/s/ Robert E. Riva
Robert E. Riva
Vice President, General Counsel and Corporate Secretary